Summary of Lease Terms and Conditions for Facilities in Denmark

Lessor :  Faellesforeningen for Danmarks Brugsforeninger.

Lessee: Dataram International (lease assumed upon acquisition of certain assets of Memory Card Technology A/S in March, 2001).

Property Leased: Single building totaling 8,293 square meters located at Sonderhoj 22, 8260 Viby J, Denmark.

Lease Term: July 1, 1999 thru June 30, 2009.

Rent: Initially 5,239,000 DKK (approximately $710,000) per year increasing annually by a minimum of 1.5% and a maximum of 4.5%.
The percentage increase is tied to the Danish price index subject to the minimum and maximum rate of increase.

Other significant terms and conditions:

1. Property taxes, structural maintenance and insurance are the responsibility of the landlord. Grounds keeping and routine premises cleaning and maintenance are the responsibility of the tenant.

2. Tenant has right to sublet all or part of the premises.

3. Upon lease termination, tenant must restore building to original condition.


                                Originalen stemp1et
                                med kr. 17,932.-
                                H.J. SAHLERTZ
                                Stempelpapirfilial


                                LEJJLKONTRAKT
                                "SONDIERHOJ"
                                8260 Viby J.


Udlejer:


              Fae11esforeningen for Danmarks Brugsforeninger
                              c/o FDB Ejendomme
                               Roskildevej 65
                              2920 Albertslund

Lejer:

                         Memory Card Technology MS
                                Sonderhaj 22
                                8260 Viby J



                         INDROLDSFORTEONELSE

     Section 1     Parteine og det lejede
     Section 2     Lejema1ets omfang
     Section 3     Lejemalets anvendelse
     Section 4     Lejema1ets ikrafttraeden og ophor
     Section 5     Lejeydelsens storrelse og betaling m.v.
     Section 6     Regulerung af lejen
     Section 7     Depositum
     Section 8     Skatter, afgifyer, forsikringer, el, renholdelse m.v
     Section 9     Varme-, vand- og elforbrug
     Section 10     Generelt vedrorende driftsregnskab og vamine-, vand- og
                      elregnskab
     Section 11     Lejerforening
     Section 12     Vedhigeholdelse
     Section 13     Telefon, antermer og lignende
     Section 14     Skiltning
     Section 15     AEndring afdet lejede
     Section 16     Ansvar
     Section 17     Lejemalets stand ved overtagelsen
     Section 15     Afleverung ved ophor
     Section 19     Fremleje
     Section 20     Afsdelse
     Section 21     Mervaerdiafgift
     Section 22     Andre bestemmelser
     Section 23     Saen1ige aiftaler
     Section 24     Forholdet til lejeloven

Bilag:

     1     Dispositionsfarsiag af den 28. oktober 1998 (udvidelse).
     lA    Telatisk besIaivelse aLden 28. oktobcr 1998 (udvidebse).
     2     Bilag, den angiver udviklingen s.f nettolejen
     3     Budget for f~l1esregnskab
     4     Budget varme- vand- og elregnskab
     5     Skiltemanual

                                                                2


Section 1.  Parterne og det iejede

Mellern

                 Faellesforenungen for Danmarks Brugsforeninger
                              c/o FDB Ejendomime
                                Roskildevej 65
                              2620 Albertslund

sam udlejer og

                         Memory Card Technology A/S
                                Senderhaj 22
                                  8260 Viby J

som lejer, er der d.d. indgaet folgende

                                LEJEKONTRAKT

vedrorende erhver-vslakaler, beliggende Sonderhoj 22, 8260 Viby J.

Section  2. Lejemalets omfang

     2.1 Det lejede omfatter anslaet, efter udvidelsen pA Ca. 2800,00 in2, jalt ca. 8.280,00 in2, jvf. dispositionsforsiag af 25. aictober
1998 (bilag 1), telaiisk beskrivelse af den 28. oktober 1998 (bilag lA), beliggende S0nderh0j 22, 8260 Viby J.

     2.2. Efter erhvervsejendominens endelige opferelse foretages en endelig apmiling af landinspekt0r p~ udlejers for~niedning og for udlejers regning. Den endelige arealopgzrelse er bindende for begge patter.

     2.3 Lejer hat sarninen onu~dets 0vrige lejere brugsret til oinr~4ets dl enhver tid h~rende f~1lesareaIer, der skal anvendes til det, do er anlagt til eller vii 'olive anlagt til.

     2.4 Lejer har saxnmen med omrA.dets ~vrige lejere dispositionsiet over oinr&dets til enliver tid h0rende parkeringsarealer.

     2.5 Udlejer hat til enhver tid ret til at fordele det ledige parkeringsareal mellem ejendoinineris lejere med udgangspunkt i en af udlejer fa.stsat fordelingsn.~gIe e~fier n~rmere aftale med lejerforeningen.


Section 3.     LejemAlets anvendelse

     3.1 Det lejede skal benyttes til lettere produktion saint til adininist-ation og m~ ikke uden udiejers skrifthige samtykke anvendes til andet formAl, det v~re sig helt eller delvist. Lejer er bekendt med., og respekterer, indholdet af lokalpian 465.

     3.2 Lejers virksonihed mA ikke medf0re wi0dig generende stej elki i 0vr gt v~re til Ufl0-dig gene for de 0'vrige lejere eller de ornkringliggende kvarterer

     3.3 Deporiering affarlige eller forurenende staffer m~ ikke ske p~, i eller ved det lejede.

                                                                3


3.4 Uanset lej-elovens Section 30, stk. 3 hat udlejer ret til udleje af andre lokaler i omr~det di en tilsvarende branche eller selv at benytte 1oka~erne til drift af en sAdan,

Section 4.     Lejem~x1ets ikrafttr~den og oplier

     4.1 Lejem~1et tager sin begyndelse den 1. juli 1999, og vedvarer indtil det skrftligt opsiges af~n afparterne til oph.~r med 6 m~.neders skriftligt varsel til fraflytning til den i. i en inn~ned.

     4.2 Lejexn~1et ~r dog gensidigt uopsigeligt i 10 it fra indflytningsdatoen, hvorefter det kan -opsiges med avenn~vnte varsel. -

     4.3 Udlejer har ret til skrifthigt at fremryk..ke eiler udakyde ilcrafttr~de1sestidspun1ctet indtil 3 m~neder, sAfremt meddelelse heroin tilstilles lejer senest 3 rn~neder f~r det forventede ikrs.fttr~de1sestidspunkt.

     4.4 Udlejer tager forbehold med hensyn til farsinkelser i arbejdets udfzrelse som f0lge af Icrig, strejke eller lock-out, us~dvanlige naturbegivenheder, ildsvide eller ligende og son' f~1ge af offentlige pi1~g, farekomst af farurening eller ~nd af oldtidsminder i un-dergiunden.

     4.5 Udlejer er berettiget til at andre overtagelsesdagen son' felge af de n~vnte forbehold med lige sA mange arbejdsdage, sam den p~g~1dende forsin.kelse hat udskudt f~rdigg~re1sen af det lejede. I mangel af enighed heroin, overlades til et anerkendt r~dgivende ingeni0rfi.rrna, soin udpeges i forening afudlejer og lejer, bindende for parterne, at afg0re forsinkelsestiden.

     4.6 Eventuelle mindre mangler ved f~rdigg0re1sen, der ikke hindrer lejers egen i.ndretning og klargsring s.f det lejede, uciskyder jicke lejemAlets start. Udlejer forpligter sig i givet fald til at aThj~lpe manglerne hurtigst mudigt saint at udvise st0rst muligt hensyn til lejers drift s.f det lejede og p~frre ham mindst innulig gene og ulempe herved.

     4.7 I ti1f~lde af udakydelse af lejeinAlets ikrafttr~den betales ved lejemilets begyndelse forholdsm~ssig leje i perioden indtil n~ste lejetermin.

Section 5.     Lejeydelsens sterreL~e og betahn~ m.v.

     5.1 Den Arlige begyndelsesleje pr. in2 er aftait til kr. 632,13, svarende til en ~.r1ig leje p~ icr. 5.239.000,00 med till~g afnxoms.

     5.2 Den Arlige leje betales forud, f0rste gang den 1. juli 1999 perioden den 1. juli 1999 til 30. september 1999. 1{erefter er1~gges lejexa kvartalsvis forud mcd 1/4 kvartalsvis forud,hver den Ijanuar, 1. april, 1.juli og 1. aictober.

     5.3 Be1~bene er exci. moms, hvorfor lejen till~gges moms, jalt Ia. 1.309.750,00, hvorved den samlede begyndelsesleje udg0r Ia. 6.548.150,00.

     5.4 Det er meilem parterne aftalt, at sAvel lejer som udlejer fraskriver sig retten t.il at kr~ve det lejede reguleret under henvisning til det lejedes verdi i S Ar.

     5.5 Den Arlige begyndelsesleje fasts~ttes endeligt ved den opmAling, der foretages i hen-hold til Section 2 efter lejemAlets begyndelse.
                                                                4

Section 6.     Regulerin.g af lejen

     6.1 Det er innellem pai~erne aftalt, atlejen pr. den 1. januar 2001 stiger med icr. 500.000,00 med ti11~g afmnorns.

     6.1 Den til erxhver tid g~1dende grundleje forh0jes ~n gang ~.r1igt med den procentuelle stignung i nettoprisindekset af den til enhver tid g~dende ~..rs1eje. Lejen forhejes efier forann~vnte retoingslinier hver den 1j anuar, f0rste gang den 1. j anuar 2001.

     6.2 Der tages i.idgangspunkt i nettoprisindelcset pr. den 1, i kvartalet f0r reguleringen.

     6.3 F~rste gang lejen reguleres efter n~rv~rende Section, vii stigningen udg0re 100% s.f den procentuelle sti~iing i nettoprisundekset fra
1. oktober 1998 til 1. oktober 2000.

     6.4 Uanset Section 6.3 kan den til enhver tid g~tdende leje ingensinde reguleres med inindre en 1,5% og max. 4,5'Vo s.f den til eriliver tid g~1dende ~.r1ige leje.

     6.5 SAfremt det omliandlede prisindeks oph0rer med at 'olive udregnet, er parterne enige orn at anvende et andet prisindeks, som rairider mest on' det her omhandlede prismdeks. Alternativt foretages en forh~j else af farudg~ende &rs leje svatende til gennem-snittet af tid1iger~ beregnede prisindekssti~iinger/nilninnurnsstigninger, idet udlejer -med hensyn til fremtidige reguleringer - ikice m& stifles ringere, end hvis beregningen afnettoprisindekset fortsat havde v~ret g~1dende.

     6.6 Det bemn~rkes udtrykkeligt, at lejeri ingensinde kan blive lavere end den ved n~rv~erende kontraicts indgAeise fastsatte leje med ti11~g af eventuelle lovlige lejeforhBjelser, jf. dog erhvervslejelovens kap. II.

     6.7 Lejers opm~rksomEed henledes pA bilag 2, der angiver, hvor1ede~ lejen vii udvilde sig i en 12-&rig periode.

     6.5 Uanset aftalt uapsigelighed er udlejer tillige berettiget til at forheje lejen i overensstenimelse med den til enhver tid g~1dende
1eje1ovgivn~ng, if dog erhvervslejelovenS kap II.


Section 7  Depositum

     7.1.     Sam almindeligt depositum betaler lejer 14 dage f0r
ibrugta~iing af udvidelsen pA ca 2.800,00     m2 et bel0b start Icr.
1.461.187,50 med ti11~g afrnoms, sAledes at det indbetalte depositum jalt udg~r icr. 2.619.500,00 med ti11~g af moms, svarende til 6 mAneders aictuel leje med ti11~g af moms.

     7.2 Depositumn henst&r sam sikicerhed for enhver forpligtelse, som lejer matte pAdrage sig overfor udlejer i forbiridelse med n~rv~rende lejekontrakt. Bel0bet frigives f0rst efter, at der ved lejemAlets oph~r er foretaget afregning paxtemne imnellem vedr~rende deres s1u~ne11emv~reride, Sel~bet forrentes jicke.

     7.3 Det stillede depositum reguleres, n~r der sker lejestigninger, sAledes at det til enhver tid svarer til 6 mAneders aictuel leje mci. moms. Reguleringen berigtiges kontant ved p ~.krav.
                                                                5

Section 8.     Driftsregnskab

     8.1     Driftsregnskabet omfatter~

          8.1.1.     Regnskab for skatter og afgifter m.v., Section 8a
          8.1.2     Regnskab for udend~rs f~11esarealer, Section 8b
          8.1.3     Regnskab for affaldsordni.n.g, Section 8c
          8.1.4.     Regnskab for indend0rs frilesarealer, Section Sd
          8.1.5 Regnskab for de udgifter, der afholdes s.f udlejer, men sam padignes de enkelte lejere s~rski1t, Section Se.
          8.1.6     Regnskab for forsikringer, Section Sf.

Section 8a     Skatter o~ afgifter og andre udgifter til det offentlige

     8a.1     Skatter og afgifier s.f enhver art, henmder d~knungsafgift a~
farbrugsafgifter, der ikke apg~res s~rski1t i henhold til Section 3d, forsikring-sudgifter, afgift far eftersyn, eventuelt bidrag til vej og parkeringsan1~g, icloak, bidrag tiI andre 1ed.ningsanI~g, sAvel an1~gs-sam vedligeholdelses- og rensningsbidrag, og det hvad enten ydelsen skal er1~gges tLl det offent-lige eller privat, betales i 1~enho1d til s~rski1t regnskab herover hvert Ar.

     8a.2     Tilsvarende g~lder enhver udgift, der pA1~gges ejendammen s.f det offentlige til specielle formAl, scm for ekseinpel 1aigsfarsikrun. gsbidrag, bidrag til brandv~sen, civilforsvar eller lignende eller til effektuering aS myndighedeines krav om undreming af beskyttelsesrum, anskaffelse af materiel eller andre udgifter til civilforsvarsforan.staltninger.

     8a.3     Udgifterne hertil, der ikice op1z~ves s~rski1t af udlejer i henhold til ~ Sd fordeles mel-km saintlige lejemAl efter den fastlagte fordelingsnorm., der er 1ejem~Iets bruttaetageareal i forhold til det samledebruttoetageareal i hele "S0nderh0j".

Section 8b. Udoifter dl f~ile~ udend~rs arealer o - andre an1~ f~Ues for hele ornr&det

     8b.1.     Udgifter til service, vedligehold og renhold, herunder
sneiydning, gr~ss1~.nung, tr~-, buske- og blomsterpleje og lignende s.f f~lles udend~rsatea1er, tarve, parkeringsarea-ler, omr~.dets private veje, f~l1es udend~rs skiltning i henhold iii skiltemanual, jfr. Section 14, fjernelse s.f grafitti saint f~11es udend0rs belysning af omr&det afnaldes af lejerne.

     8b.2. Udgifter til varznemester/vicev~Tt og teknikrum for f~Uesan1~g afholdes s.f lejerne.

     8b.3. Udlejer kan etablere en vagtordning, hvortil udgifterne refunderes af lejer. Lejer er ~ort opm~rksom pA, at en sAd.an ordning p.t. eksisterer.

     8b.4. De i Section 8b, stk. 1-3 n~vnte udgifter fordeles mellem saintlige lejennM eft~r den fastlagte fordelinganorrn, der er de enkelte lejemAls bruttoetageareal i forhold til det samlede bruttoetageareal i hele "Sonderhoj".

Section 8c.     TJdgifter til affa!ldsordning

     8c.1.     Lejer foruds~ttes selv at etablere og bekoste egen
renovatuonsordning, herunder en ordning for flernelse af affald og tam emballage, for s&vidt de ikice er omfattet af dagrenovationsordnlngen

     8c2.     Udlejer kari, efter dr0ftelse i kjerforeningen, forest~
etablermg aS en ordn.ing til f~11es bortskaffelse s.f affald og torn emballage, sotn lejerne i onir~det herefter er pligtige at deltage i.
                                                                6


     8c3.     Torn emballage, som ikke heinist~ir i lejers 1ejem~1, skal fiernes omg&~nde eller anbringes i de af udlejer anviste lokaliteter hertil?

     8c.4.     Udgifterne i forbindelse med en files renovation- og
affaldsordning fordeles mellem samtlige lejemAl efter den fastlagte fordelingsnorm, der er de enkelte 1ejem~is bruttoetageareal i forhold til det sarniede brurtoetageareal i he1e'~S~nderh.0j". Dog kan ud1e~ jer vedr~rende ud~ifterne under ~ 8c fasts~tte en s~r1ig forde1ingsn~gle, i det omfang det kan dokumenteres, at den enkelte lejers renovationsbehov afiger fra gennemsnittet.

Section 8d.     Ud~ifter til indend0rs f~eUesarea1er

     8d. I     Udgifter til vedligehold ag renhold af k~1deirgange,
indend0rsbelysning ag liguende af fliesatealer, i de bygninger, der hat flere lejere; atholdes s.f og fordeles efter s~rskilt regnskab pA lejerne af de pAg~ldende bygninger. Udgifterne er 0vrige lejere i omr&det uvedkommende.

Section 8e.  Udgifter lii lovpligtige serviceydelser nn.v.

     8e.1     Udlejer st~r for og afholder udgiften ved lovpligtig service og vedligehold af elevatoret.

     8e.2.     Udlejer st&r for og afholder udgiften ved de lovpligtige
energisynsordninger sam ELO ag lignende saint service af varrneanI~g.

     8e.3     Daekningsafgift og lignende, der opkr~ves aficorrununen i
forhold til virksomhedstype, afholdes afudlejer med innindre den opkr~ves direkte has lejer.

     8e.4     De i Section 8e, pict. 1-3 n~vnte udgifter refundexes aflejer og op~n~ves individuelt has den enkelte lejer, cia udgifterne kan individua.1i~eres. old o II en de

Section 8 f.     Forsikringsforhold og lignende

     8f.1 Udlejer hat tegnet s~dvs.nlig bygnings- ag brandforsikring for komplekset.

     8f2.     Koritrakter og udgifter hertil indg~r under Section Se, stk. 1 sam en del s.f omrAdets f~llesanliggende og udgifterne, bortset fra s~rudgifter sam n~vnt i Section Sf, stk. 3, fordeles mellem saintlige lejem&1 efter den fastlagte fordelingsnorm, der er d.c enkelte lejemAls bruttoetageareal i forhold til det sainlede bruttoetageareal i bele cLS0nderh0j~s.

     8f3. S~.frernt driften af en virksomhed mAtte foranledige en eksl~aordin~r forh~jelse aS forsikringspr~mier eller afgifter til det offentlige, er lejer pligti~ fuldt ud at afliolde disse forhal elser.

     8f.4.     ?r~mie far glasforsikring tegnes og betales af lejer. -

Section 9.    Varme, k0Ling, vand mv,

     9.1  LejemAkt har selvst~ndige varme-, vand og elmAlere.

     9.2 Vanneforbruget i det lejede betales aflejer direkte til v~rk i herihold til s~rskilt mAler. Lejer er pligtig til selv at tilmelde sig offentlig forsynungsvirksomhed..

                                                                7


     9.3. Vand- ogvandafledningsafgift i dot lejede betales aflojer direkte til v~rk i henhold til sa3rskilt m~1er. Lejer er pi.igtig til selv at tilinelde sig offentlig forsyningsvirksainnhed.

     9.4. Elforbinug i dot lejede b~tales s.f lejer dfrekte til vx~rk I henhold til s~rski1t mader. Lejer or pligtig til selv at tilmelde sig uffentlig for~yningsvirksomhod.

Section 10 Generelt vedr0rende driftsregnskab og varine~ vand- Q~ elregn,skab

     10.1 Regnskabet efter Sections 8, 8a-8f og 9 aI1~gges inden 4 niAneder efter regnskabsperiodens ud1~b, og eventuel.
~fterbetaling'ti1bagebeta1ing finder sted samtidig med f0rstkom-n'ende lej ebetaling herefter.

     10.2. Omkostningerne til administration saint udarbejdelse af re~xskaber debiteres regnskabet. Der foretages revision af en af udlejer valgt statsautoriseret revisor.

     10.3. Om udlejers forpligtelse til at fore1~gge budgetter for dxiftsudgifter og regnskab herfar, jf. Sections g, 81-Sf for Lejerfareningen henvises til Section 11, stlc. 11.4

     10.4. Lejors betalingsforpligtelse i henhold til regnskabet er pligtig pengeydelse i lejeforholdot, og udlejer er berettigot til, sarninen med 1ejeopkr~.vningen, at opkr~ve ot a conta bek~b til d~kni.ng afdisse omkostninger i ~aenho1d til budget.

     10.5. Til d~kning afde i derine paragraf omhandlede udgifler saint de under Sections 8, 8a-8f og 9 n~vnte udgifler, betalor lojer, sammon med lejon, et afudlejer fastsat irligt a'conto bidrag, der ftag~r i den endeligt opgjorte udgift for vedicotumende regnskabsAr. dot ~.r1ige a'conto bidrag kan saintidig med reguleringen af den endelige afgift i henhold ti] n~rv~rende patagraf forh0jes til dotte bel0b. Den.idover kan a'conto bidraget reguleres, hvis der sker st~rre udsving i de 1~bende skatte- og afgiftsbetalinger.

     10.6. Forh0jelser af do i n~rv~rende paragraf n~vnte afgifter opkr~ves mod virkning fra forh.0jelsons iIaafttr~de1sesdato, uden at udlejer skal afgive varsel heron' forinden.

     10.7.     Dri lsregnskabet gAr fra den 1.januar til 31. december.

     10.8.     Der henvises til bilag 3, for s&vidt ang~r Section 10.7.

     10.9 Lejer er gjart apm~rksoin p~ at dot vedh~ftede budget ikke n~dvendigvis indeholder alle udgifter til f~11es drift.

Section 11.     LejerforeniTh.g

     11.1 -     Udlejer foranlediger, at der otableres en lejerforening.
Lejerforeningen er etableret Se-nest ved udgangen s.f 1998.

     11.2      Lejer er forpligtet til at v~re medlem aS lejerforeningen.

     11.3 Ved underskrift af et ek~emp1ar af foreningens vedt~gter er lejer forpligtet overfor forenungen i overensstemmelse med vedt~gternes j.ndhold. Lejerforeningens udgifter er udlejer uvedkomnmende.

     11.4 Udlejer foranledigor, at dispositioner for ornz~det og budgetter for omrAdets f~1.1es anliggender s~ve1 som re~iskaber, for~1~gges Lojerfoineningen, s&ledes at der med Lejorforeningen sker en dr~fte1se s.f kvalitetsniveau og aide servtcekontrakter, der indgas hi varetagelse afom.r~.dets f~lles opretholdolse.
                                                                 8


Section 12.  Vedligehotde1~e

12.1     Al indvendig vedligeholdelse aS det lej ede pahviler lejer.

12.2 Lejers vedligeholdelsespligt omfatter herunder fomn.yelse af maling, v~gbek1~dning, hvidtning, gu1vbel~gning mv., vedligeholdelse og udskiftning af l&se, inwgler, beslag, ruder, vandhaner, cisterne, haner, wc-sk~1e med s~de, vaskekummer, elektriske installatianer og arrnaturer af enlhver art, rensning af vandlAse med afl~b fra vask og wc, saint rensning og vodligeholdelse af alle ~vrige instaflationer i de lejede lokaler.

12.3 Al ved.hgeholdelse, rep aration og fornyelse af installationer m.v. (hvad enten de er anbragt md- eller udvend.ig), der er etableret pA lejers bekostriing eller foranlednin~, p~hviler lejer.

12.4 Lejer kan ikke kr~eve nedslag i lejen oiler nogen farm for erstatning for den tid, vedligeholdelses-, reparations- eller oinnbygningsarbejder, jf. nedenfar, foretages i lokalerne.

12.5 Udlejer kan forlange at lejer lader de ham pAhvi.lende vedligeholdelses- og istands~ttelsesarbelder afh~rv~rkslignende karakter udf~re straks n~.r manglen er konstateret, i det omfang manglende udf~re1se er til skade eller i-isiko for udlejers ejendom

12.6 Opfylder lejer ikke uden aps~ttelse de ham p~hvilende vedligeholdelses- eller istands~tte1sesarbejder efier dertil at v~re skriftligt apfordret afudlejer, kan udlejer lade axbejdet udf0re p~ lejers bekostoing, og den derved foranledigede udgift ben'agtes sam pligtig ydelse i lejeforholdet.

12.7     LTdlejer bar den udvendige bygningsvedligeholdelse.

Section 13.     Telefon, antenner og lignende

13.1 I benhold til teknisk beslaivelse s.f den 28. oktober 1998 (bilag lA) for udvidelsen af 1ejem~iet har udlejer ved lejennAlets ikrafttr~den mstalleret visse n~rmere ibyggepinOgranunet angivue basiselementer for telefon- og antennean1~g i lejemAlet.

13.2 I overenssternmelse med lejelovens region kan lejer supplere med telefon- og s~dvanlige radio- og fjernantennean1~g.

         SAdanne supplerende anl~g er for lejers egen risiko, og kan af udlejer fonlanges fiernet ved lejem~1ets oph~r.

Section 14.     Sklltning

14.1 Lejer han ret til skiltning pA d0re og facader. Lejers sicrifihige op1~g td skiltningen skal dog pA forh~nd sknifUigt godkendes af udlejer, og v~re i overensstenlmelSe med do af udlejeren til enhver tid fa.stss.tte generelle retningslin.ier.

14.2     Lejer or pligtig at deltage i f~lles skiltning, jf. skilternanual
(bilag 5).

14.3 Udgiftenne til den skiltaung og evenituelle myndighedsgodkendelse heraf, sam lejer hat adgang till hen2hold til pkt. 14.1, p~hvi1er icier.

14.4 Udgifter til den f~Ues skiltning, der udf0res pA omrAdet i overensstexurnelse med skiltemanualen, forest~s af udlejer og udgifterne hertil debiteres denleller de lejere, son' skiltet alene vedmrer. For skiltning, der vedr0rer samtlige omrAdets lejere opkr~ves kr.

                                                                9
10,000,00 med allaeg af moms fra hver leger. Belobet forfalder til betaling ved lefers mdflything.

14.5 Udlejer forest~.r sem en del af vedligeholdelsen af udend~rsfacj1jteteme, at den skih~ rung, der er gennernf0rt for ornr~det i henhald til skiltenianualen hele tiden fremtr~der p~n og velvedligeholdt, jf. i ~vrigt udgiftafordelingen i Section Sb. saint Section 11.

Section 15.     AEndring af det lejede

15.1 IJanset den tillagte uapsigelighed hat udlej er med 3 rn&neders varsel ret til at foretage s~danne ~ndringer af bygnings- eller insta1latiansm~ssige karakter, sam han, efter aftale med 1ejeren~ sk~nner hensigtsm~ssig afhensyn til de krav, der til enhver tid mThe stifles til et bygningskompleks af den her ornhandlede art eller til 0konomiske k,rav, der tjener den bed.st mulige udnyttelse afkomplekset.

15.2 Udlejer forpligter sig i givet fald til at udvise st0rst muligt herisyn til 1ejer~s drift s.f det lejede og p&frre ham mindst mulig gene og ulenipe her/ed saint fremme arbejdet mest muligt.

15.3 Lejer kan ikke kr~ve nedslag i lejen eller ~ogen form for er.statning for eventuelle ge-ner eli-er ul.ernper, der matte blive ham p&f0rt i anledn.ing s.f farandringer eller ombyg-nmger, s~fremt disse ikice forhindrer den almindelige anvendelse af 1ejern~Jet.

15.4 Lejer kari - ikke uden udlejers skriftlige sarntykke - faretage ~ndringer i de lejede lo-ka1it~ter, hvorved der gores indgi'eb i bygnirigens bestanddele. Udlejer kan betinge sin goclkerxdeise aS, at kjer bringer det lejede tiilbage til dets oprindelige stand eller beti.nge si.g, at dot ombyggede ti1h~rer ejendominen. Udlejer er forpligtet til, sarotidig med god-kendelsen, at meddele, hvorvidt udlejer stiller krav til lejer orn reetablering ved fraflyt-rung.

15.5 PAbud fra offentlige myndigheder, efter at lokalorne er kontraktrn~ssigt afleveret med hensyn til de lejede lokalers indretning eller benyttelse, skal ikke p~f~re udlejer ansvar eller udgift overfor lejer eller det offentlige, jf. dog Section 17.2 i n.~rv~rende lojekontrakt. Lejer skal friholde udlejer for ethvert ansvar og onhver udgifi overfor det offentlige etler private, sam ha.r forbindelse med lokalernes fremtidige benyttelse.

15.6 SAfremt der afoffentlige myndigheder stilles krav am forandringer soui vi1k~r for godkendelse af det lejede til virksornhedens fortsatte drift, er lejer berettiget ul at lade s~danne foranstaitninger udfzre. Forinden farandringen u.df~res, skal do stillede krav skriftligt inneddeles udlejeur uted plan over ag eventtielt beskrivelse af, hvorledes forandringen er proj ekteret gennemf0rt.

15.7 . Udlejer forbeholder sig ret til at stile ~ndringsforslag til projektet eller hvis forandnngen vii v~re til v~sentlig ulernpe for andre lejere eller bygriingskompiekset son' heihed, at h~ve 1ejein~1et.

15.8 I dot omfang de afudlejeren iv~rksatte ~ndrunger, der er en f.0lge afkrav/pAbud fra offentlig myndighed, hat karakter s.f forbedring og vedx0rer lejers lejem~l eller outrAdets f~11es areaIer/f~11es faciliteter, er udlejer berettiget til, uden hensyn til tillagt uopsigelighed, at forh0j&lejen i overenssternmelse med do heroin i lejelovgivningefl g~1dende regler, idet lejeforh~je1sen fordeles efter stgrrelsen afdet lejede areal.

10


Section 16 .  Ansvar

16.1 Lejer skal p~ eniwer rn~d~ omg~.s det lejede forsvarligt, ligesom han er ~nsvarlig for den skade~ scm ved vanr0gt eller fors0xtxmelse forvoldes pA det lejede.

16.2 Skader, $orvoldt p~ ejendommen sam f0tge af s~ejker og lock-oi.~ter mod virksotnheden, er lejers an svar.

Section 17.  LejemAlets stand ved overtagelse

17.1 S~ve1 det allerede lejede ateal scm udvidelsen er overdraget/overdrages ved lejemAlets begyndelse til lejer i renoveret og nyopf0rt stand uden mangler af nogen art med saintlige installatianer i god og brugbar stand, f~rdigt indrettet til lejer og i 0vrgt i OVer-ensstemrnelse med dispasitionsfarsiag s.f den 28. oktaber 1998 (bilag 1) og tekuisk beskrivelse af den 28. oktober 1998 (bilag IA) for udvidelsen.

Arealet pA ca. 100,00 in2, beliggende pA 2. sad i tilbygningen, afleveres uapteret, jf. teknisk beskrivelse af den 28. aktober 1998,

17.2 Ijdlejer foranlediger inyndighedernes godkeridelse og siIaer, at de nedvendige godkendelser foreligger for sAvidt ang~in lejemAlets indretnung og anvendelse, if. Section 3 i n~rv~rende lejekontrakt.

17.3 I forbin.delse med lejeinnAlets overdragelse afholdes en overdragelsesforretni.ng, og der -udarbejdes eventuel mangelliste.

17.4 De under uverdragelsesfarretningen konstaterede uv~sent1ige mangler, afhj~1pes af udlejer snarest.

17.5 Lejers eventuefle indsigelser mod rnangellisten skal skriftligt meddeles udlejer senest 8 dage efter modtagelsen af mangellisten eller senest 4 uger efter overdragelsesforretni.ngen, idet lejernAlet i modsat Laid anses overdraget i kontraktm~ssig stand, og accepteret af lej er.

Det pr~ciseres, at der her er tale ozn en overdragelsesforretniinig mellem lejer og udlejer, reguleret s.f lejelovens besteinunielser heroin.

17.6 Udlejer kan forlange, at lejer deltager i en atleveringsforretning vedr0rende byggeriet med denude entrepren~rer, der hat forestAet opf0relsen for udlejer, og sAledes at den foran fastsatte reklamationsfrist I~ber i 4 tiger fra lejers bevislige modtagelsen afinan-geislisten.

Det pr~ciseres at der her er tale out en afleveringsforretning rnellem entreprenar O~ bygherre (udlejer) i henhold til de mellem entrepren~r og byghetre indgAede aftaler, iigesom det pr~ciseres, at overdragelsesforretningen inellem lejer og udlejer reguleres af lejelovens besterninnelser heron'.

Section 18.    Aflevering ved opher

18.1 Ved lejemAlets oph0r skal det samlede lejemAl nyistandsat som ved overtagelsen. Dette kan pA grundlag s.f en konicret vurdering og genneingang s.f de enkelte lokaler betyde nymaling s.f v~gge~ lofter og tr~v~rk i farver, der pA forhAnd er godkendt s.f udlejer, og med sanitlige installationer i god og brugbar stand, Gulvene skal afleveres i velvedtigeholdt og absohit god stand.
                                                                11


18.2 IDe ved 1jem~Iets oph0r pA ejendonunen opf~rte bygninger og disses innur- og nagelfaste tilbeh0r ag installatiaxier af enliver art.forbliver udlejers ejendoinn.

18.3 Lejer hat dog ret til at fjerne al les0re og inventar saint tekniske installat.ianer bekostet af lejer, sXsom kontolm0bler, rekianieskilte, mnaskin- og inventardele, ag sam ikice h0-ret til ejendammen., mod at bringe det lejede tilbage til dets opri.ndelig stand.

18.4 S&fremt udlejer kr~ver det, skal foraridringer i lejem&lets indretning tilbagef0res inden fraflytningsdagen, med mindre udlejer skriftligt ved gadicendelsen her godkendt ~ndringerne uderi forbehold om reetablering.

18.5 Lejer skal ved fraf1y~ing fierne ad egen opsat skiltning og foretage retablering.

18.6 Lejer er pligtig til at aflevere samtlige n0gler til 1~se i dare og lignende, heru.nder ogS~ s~danne lAse, som lejer selv har installeret.

18.7 Det er innellem partemneaftalt, at fristen i lejelaven.s Section 98, stk. 2 far1~nges til 4 uger, regnet fra det faktiske fraflytningstid.spunkt, sam af lejeren farinden skriftligt er rneddelt udlejeren.

Section 19.  Fremleje

19.1 Lejer har ret til heit eller delvist at fremleje til en tilsvarende anvendelse ag til en person, et fu-rna eller et ~e1ska~, mod hvem udlejer ikkekan rette nogen berettiget person-jig eller 0konornisk undvendig, og mod at lejer indest~r for lejens rettidige betaling saint at indbetaling sker fra lejer til udlejer.

19.2 Lejer er pligtig at fremsende kopi af en eventuel fremlejekontrakt til udlejer.

Section 20.  Afstaelse

20.1 Lejer hat, i overensstemmeise med regleme i lejelovens Section 74A, ret til at afst~ det lejede samlet til en tiisvarende anvendelse og til en af udlejer godkendt lejet.

20.2 Lejer er, inden afstAelsen, forpligtet til at frezn.l~gge dokumnentation for den nye lejers kvalifikationer og 0konomiske forhold.

Section 21.  Mervaerdiafgift

21.1. Udlejer er i averensstexnmelse med bekendtg~relse nr. 773 af 16. september 1992 am ~ndring af merwerdiafgiftslaven frivilligt registreret for udlejnung af fast ejendom.

21.2 Som f0lge heraf vii leje, depasitum og andre ydelser i henihold iii n~rv~rende kontrakt v~re at ti11~gge xnerv~rdiafgift i o'verensstemmelse med de til enhver tid g~1dende regler.

Section 22.  Andre bestemmelser

22.1. Forhejelse af alie former for pengeydelset i henhold til n~rv~rende kontrakt trader i ki~aft fra det tidspunkt~ hvorpA de i henbold dl kontraktens regler kan. beregnes uden yderligere varsel er n~dvendigt.

22.2. Safremnt udlejer f~r et tilgodehavende if0lge n~rv~rende konfrakt forrentes dette i hen-hold 'ii lejelovens Section 93, stic. 2.
                                                                12


22.3. S~.fremt d~r faretages 1ovm~ssige undgreb, der bevi.rker, at udlejer ikice has lejer kan f~ belt eller delvist ref'mderet de i denne kontrakt amliandlede bel&b, skal udlejer v~re berettiget til at h~ye der~ i'
Section  3 n~vn!e lej&Iilsvarende

     22.4. Lejer er berettiget til, ved egen foranstaitning, at lade sig eget eksemplar af lejekan-trakten tinglyse p~ ejendammen ag s~1edes, at tinglysningen respekterer de pA ejen-dainnmen tinglyste servitutter, byrder og panteh~fte1ser. Tinglysnung af n~rv~rende kontrakt sker med respeict af fremtidige panteh~fte1ser og tinglysning af servitut~tif-tende dekiarationer pA ejendorniiien.

22.5. Lejer er forpligtet til at aflyse leje.kontrakten ved ~afly~ing, dog tjener lejers skriftlige apsigelse afilejemAlet udlejer sorn tilstr~kkelig fuldniagt til, efter lejeforhaldets oph0r, at lade lejekontrakten aflyse allene pA sin beg~ring. Eventuelle aflysnungsomkostfliflger inodregnes i depositum

Section 23.  Saerlige aftaler

     23.1. Den nuv~rende l,ejekontrakt af den 21. juli 1997 er g~1dende indtil n~rv~rende leje-kontrakt tr~der i kraft

Section 24.  Forholdet til lejeloven

24.1. For lejem&let g~1det i ~vrigt lejelovens ab.nindelige regler for sAvidt disse ikice er fraveget i denne kontrakt.

24.2. Udgift til steinnpling af n~rv~reiide kontrakt betales aflejer.


     Albertslund., den 2, 1998          Viby J, den     1998



Soni udlejer:
f/~~[1esforeniflgefl for DanmBrk Brugsforeninger


                                                                13



                     S~RL1G LEJEREGULERINGSKLATJSTJL

                               Indeksregu.lering


1. Den anf0rte leje fnrh~jes een gang ~r1igt med stigningeii i nettapristallet for oktaber af den til enhver lid g~1dende &rlige leje. Lejen forheje~ efter forann~vnte re~'ingslinier hver den 1. januar, f.0rste gang den 1. januar 2001.

2. Endvidere kan lejen forh0jes med alle i den td enhver tid g~Idende lejelovgivning hjernlede 1ejeforb~je1se.

3. I henliald til lay orn regulering i erhvervslejem&1, Section 9, stk 4 er udviklingen i lejen, under foruds~tnmg af en udvikling i nettapristallet pA henholdsvis 1,5%, 3% og 4,5%, beregnet af den til enhver tid g~1dende ~.r1ige leje, over en 12-Arig periode son' nedenfar anf0rt. De an.f~rte stigningstakster skal ikke forst~.s som en rainme for indeksreguleringen.

Stigning:                             1,5          3,0             4,5

Arlig lejept.  1.juli 1999 kr. 5.239.000,00 kr. 5.239.000,00 kr. 5.239.000,00
Arlig leje pr. 1.juli 2000 kr. 5,311.585,00 kr. 5.396.170,00 kr. 5,474.755.00
Arlig leje pr. 1.juli 2001 kr. 5.977.112,55 kr. 6.058.055,10 kr. 6.138,997,65
Arlig leje Pr. 1.juli 2002 kr. 6.156.425,93 kr. 6.239.796,15 kr. 6.323.161,58
Arlig leje pr. 1.juli 2003 kr. 6.341.118,70 kr. 6.426,990,66 kr. 6.512.862,61
Axlig leje pr. 1.juli 2004 kr. 6.531.352,27 kr. 6.619.800,38 kr. 6.708.248,49
Arlig leje pr. 1.juli 2005 kr. 6,727.292,83 kr. 6.818.394,39 kr. 6.909,495,94
Arlig leje pr. 1.juli 2006 kr. 6.929.111,62 kr. 7.022.946,22 kr. 7,116.780,82
Arlig leje pr. 1.juli 2007 kr. 7.136,984,97 kr. 7,233.634,60 kr. 7.330.284,24
Arlig leje pr. 1.juli 2008 kr. 7.351.094,52 kr. 7.450.643,64 kr. 7.550.192,77
Arlig leje pr. 1.juli 2009 kr. 7.571.621,35 kr. 7.674,162,95 kr. 7.776.698,55
Arlig leje pr. 1.juli 20l0 kr. 7.798,776,17 kr. 7.904.387,84 kr. 8.009,999,51
Arlig leje pr. 1.juli 2011 kr. 8.032.739,46 kr. 8.141.519,48 kr. 8.250.299,49
Arlig leje pr. 1.juli 2012 kr. 8,273.721,64 kr. 8.385.765,06 kr. 8.497.808,48
Arlig leje pr. 1.juli 20l3 kr. 8.521.933,29 kr. 8.637.338,01 kr. 8.152.742,73


Oveim~vnte bel0b er exci. moms.

Der g~res udfrykkeligt oprn~rksom pA, at ovenn~vnte kalkul.atioD. alene er baseret pA den afta.Ite stigningstakt, og at der herudover kan opkr~ves stigninger i lejen, soinn udlejer innAtte v~re berettiget til i overenSSte1flmel~ med lejelovgivnuiigens regler.
                                                                14


     di~&g 3
     kin.     820.000,00
EjendooISskatt~r
D ~knings afgifl~
-     50.000,00
Forsikring
     -     17.600,00
B~andv~rnSinspektlon 0! brandudstyr
     -     2S.580,00
Skadedyrsbek~mp8ISe, insekter, mus & rotter
     -     77,00000
Vagtordxung

F~1Ies renovation
F~lle~ vandforbNg incl.afgifter
     F~11es el incL afgifter     -     9600,00

R~ng0ring af indvendig f~1ksarealer
Vinduespolering ~
     Ved1i~eho1delS~ a! el~in~ta1l&tiO~et og andre installationer *     -
     Vedligeholdelse af d0rautflmatdC ~
     Service- & vedligeboldelse af elevalorer'
     Service- & ~iedUgeho1d8l5e af varmean1~g ~
ELO

Udsmykn'ng af f~L1es~aler
Lyskfldc
     Sm~znskaffd.~ein     -     8.000,00
     Ren- og vedligeholdelse af f~lles udenoms~r~Jer     -     176.000,00
     SnerydniI'~
     Vicev~rt, mci. leje afv~rk~td mv.          360,000,00
     Honorar, udsrbejd~lSe af f~I1esregnskab     -     50.000,00
     Ia1~ til fordeling exci. moms     ir     1.586.78d,00

Udgif~ernc fordeles henholdsvis ij~dividuelt saint efier areal.
     !jendornmerLs samlede~~t~.l i inn2 udg~r ca.     40.000,00
     lidgift pr. m~ exci. yfloms     39,92
     Lejen1~Aet3 areal i m~ udg~r          8.280,00
     Lejers ~riige, budgettet~dV artdei exoL moms u&g0r     1cr.
330.530,00

~)     Udgifteu~ atholdes dire~te af lejer, idet [ejem&let o~ifatter ecu hygning, o~ lejer dam-for ikke har Lndvendige f~l1esatea1eT med andre lejere.
~) fl~kningsaf~f~ p&lignes individuelt.


Lejer em gjort opni~rksorfl p&, at dzt yedh~ftede budget ikke 0dvefldIg~~1s indeholdeT alle udgifter til dat f~I1es djftsreglkskab.

                                                                15


Mellem

F~llesforeningen af D anmarks Brugsforeninger cia FDB Ejendomme iRoskildev ej 65
2620 Albert shind
sam udlejer 0g.

Memory Card Technology AJS
Ssnderhej 22
8260 Viby J


sam lejer, er der d.d. indg~.et ~1gende

ALLONGE nr.1
til den indgAede 1ejekon~akt af henholdsvis den 25. november og 2. december 1998 vedr0rende erhvervslejemAlet, beliggende
S~nderh0j 22, 8260 Viby J.
Ad. Section 2. Lejem~1ets omfang
2.1 1 henbold til lejeicorx~akten er der efter ejendoinrnens endelige opf0rsel foretaget opm~.ling aflandinspekt0rfirrnaet bogh & krabbe aps. Opnn~..1ingen er bindende for beggo parter.

2.2 Det lejedes areal udg0r i lienhold til oprnAlungafden 20. august 1999, jf. bilag 1:
     K~1dez      702,00     in2
S ~     2.770,00 m2
1. sal     2.469,00 m~
2.sal     2.3 52,00  m~
lalt     8.293,00 in2

Ad. Section 5. Lejeydelsens stsrrelse og betaling my.
5.1 Den ~.r1ige leje reguleres efter opniAling af arealet. Lejein~1ets samlede areal udg0r, jf, ovenn~vnte, 8.293,00 in2.'
Den Arlige lej e udg0r herefter;
     8.293,00 in2 6.kr. 632,73     1cr.     5.247.230,00


5.2 Lejen til1~gges moms, i alt icr. 1.311.807,50, hyorved den samlede Ar1ig~ leje udg~r icr.
5.3 6.559,037,50.
5.3 Lejers opm~rksomhed heriledes pA bilag 2, der angiver, hvorledes lejen vii ~idvi1de sig i en
12-~.rig periode.



7.1 Som almindeligt deposit'Gm~ betaler lejer, ve.d underskrifi af n~i-v~rende allonge nr. 1, icr.
4.115,00     med tiU~g-~frnor12s, oiler i alt icr, 5.143,75, s~ledes at det
sain.lede depasitum udg~r Ia. 2.623.615,00 med till~g af moms, eller i alt 3.279.518,75, svarende til 6 m&neders aktuel leje med ti1~g af moms.

7.2 Dot samlede depositum henst~r sam sikkerhed for onhver forpligtelse, sam lejer m&tte pAdrage sig overfor ud1e~er i farbi.ndelse med lejekontrakten med til.b.0rende allonger.

Be1.Gbet frigives f0rst efter, at der ved lejernAlets oph~r er foretaget afregning parterne irnellem vedr0rende deres s1u~ne11emv~rende. Belabet forrentes ikke.

7.3 Det stillede depositum reguleres, nAr der sker lejestigninger, sMedes at det til etihver tid svarer til 6 m~.neders aktuel leje med ti1l~g af moms Reguiering berigtiges kontant ved p~icrav.
Ad. Section 22. Andre bestemmelser
22.1     1 0vrlgt ratihaberes saintlige punkter og bestemnielser i
lejekonfrakten.
Iidgiften til stempling af n~rv~rende allonge betales af lejer.
     A.lbertslund,     ii 1999     Viby I, den 1(5 1999

sam lejer:
f~Memory Card Technology A/S



tandinspekt0rfirmaet
b0gh & krabbe aps
rosensgade 36
postboks 273, 8100 ~rhus C
tlf. 86126388 fax.86125070
e-mail: bk-land@plf.dk



J.nr.~ 993095

Rev.: A



Arealopgorelse
Bnxttoetageareal, udlejningsareal

Matr.nr.:     5v Viby By, Viby
Beliggende; Tilbygning, S0nderh0j 28, Viby J
Lejere:     Memory Card Technology



Arealberegningen vedr~rer den sarniede bygning mci. nyopf.~rt tilbygning.

~ygningens bi-uttoetageareal er beregnet i henhold til bestemrnelserne i Bekendtg~re1se nr. 311 af 27. juni 1983 p~. gruridlag af opmiling er de enkelte etager somkoritroi afforeliggende tegriingsrnatenale.

Det er forudsat, at bygningen udlejes samlet, hvoi-for er ikice er foretaget nogen sondring meilem suppleinentsruzn og udenomsrum, ligesom der ikice beregnes arealer aff~IIes adgangsarea]er.

Bruttoetage.arealet udgBr;

eliggend
e
ejer
ruttoetageareal,


m1

~lder
emory Card Technology

702
Stuen
emory Card Technology

2770
Isal
emory Card Technology

2469
sal
emory Card Technology

2352
alt, in2


8293

Kanaler og andre gennemgAende rum er Icon medregnet for den etage, hvor gulvet er beliggende Det foruds~ttes herved, at der ikke er indstebt d~k i kanalerne ved etageadskillelser.


Arhus C, d. 2O-0~-I 999.

L ndinspektoriirrnaet BBgh & Rrabbe


Annette B0gh
landinspekt0r



SI~RLIG RIEGIJLERIYGSKLAXJSUL

Indeksregulerung



1. Den anierte leje forh0jes 6n gang &rligt med sti~iingen i nettopristallet for aktober, dog miii. 1,5%og max, 4,5% af den til enhver tid g~1dende ~x1ige leje. Lejen forh0jes efter forann~vnte re~ingslinier hver den 1. jaYluar, f0rste gang den 1. januar 2001.

2. Endvidere kan lejen forh0jes med alle i den til enhver tid g~ldende lejelovgivning hjemtede
1ejeforh.~j elser.

3. I henhald til by om regulering i erhvervs1ejem~J, Section 9, stk. 4 er udvildingen i lejen, under foruds~tning af en udvikling i nettopristallet p& henholdsvis 1,5%, 3% og 4,5%, bere~et af den til enhver tid g~1dende Arlige leje, over en 12-brig periode som nedenfor anf.~rt. De anforte stiguingstakster skal ikice forst&s sam en ramme for indeksregLlleringen.

Stignng:
Axlig leje pr.
A.rlig leje pr.
Arlig leje pr.
Arlig leje pr.
Arlig lej e pr.
Aug leje pr.
Arlig leje pr.
Arlig leje pr.
Arlig leje pr.
Arlig leje Pr.
Ai-lig leje pr.
Arlig Ide pr.
Arlig leje pr.
Arlig leje pr.
Artig leje pr.
l.juli 1999
1. januar 2000
1, jarniar 2001
1. januar 2002
l.jani.iar 2003
I. januar 2004
1. januar 2005
1. januar 2006
1.januat 2007
1. januar 2008
1.januar 2009
l.jariuax 2010
1. januar 2011
1. janual 20 12
1. januar 2013
2. Ia.
Ia.
Ia.
kr.
Ia.
kr.
Ia.
Ia.
kr.
icr.
Ia.
icr.
icr.
icr.
Ia.
1,5%
5.247,230,00
5,247.230,00
5.825.938,45
5.913.327,53
6.002.027,44
6.092.057,85
6.183.438,72
6.276.190,30
&370.333,15
6,465.888,15
6.562.876,41
6,661.319,62
6.761.239,42
6.862,658,01
6,965.597,88
ki.
icr.
kr.
icr.
icr.
icr.
icr.
icr.
kr.
Ia.
kr.
icr.
kr.
Ia.
icr.
3, %

5.247.230,00     icr.
5.247.230,00     kr.
5.904.646,90     icr.
6.081.786,31     icr.
6.264.239,90     icr.
6.452.167,09     icr.
6.645.732,11     icr.
6.845.104,07     Ia.
7.050.457,19     icr.
7.261.970,9 1 Ia.
7.479.830,03     icr.
7.704.224,94     1cr.
7.935.351,68     icr.
8,173.412,23 Ia.
8.418.614,60     1cr.
4,5%

5.247.230,00
5.247.230,00
5 .983.355,35
6.252.606,34
6.533.973,63
6.828.002,44
1, 135.262,55
7.456,349,36
7.791.885,09
8. 142.5 19,91
8.508.933,31
8. 89 1.83 5,3 1
9.291,967,90
9.710,106,45
10.147,061,24


Ovenn~vnte bel0b er exci. moms.

Der gores udtxykkeligt opm~rksom pA, at ovenn~Vnte kalkulation alene er baseret pA den aftalte stigningstakst, og at der herudover kan op1a~ves stigninget i lejen, ~om udlejer mAtte v~re berettiget til i overensstemmelsc med lejelovgivningens regler.



DAfEA


Memory Card Technology AJS
AU. Bjame Krog
S0nderh0j 22
8260 VlbyJ
0     ~ A ~
12.     februar 2001
lyg /     86756315 Iyg~dltCfl dk

~IV .0003 02 .5

Lejem~Iet beliggende S0nderhej 22, 8260 Viby J

Under henvisning til den indg~.ede lejekontrakt far ovenmevnte 1ejem~l vii lejen v~ere at regulere Pr 0101.2001 med deii procentuelie stigning i nettoprisindekset, clog
minimum 1,5% ag maximum 4,5%.
Ncttoprisindekset for okt 1999 udg~r:
N~ttopriSifldekSet for okt 2000 udg0r
Stigning i point
Stigrilngen i pristallet udg0r ((333,5 324,0) x 100)! 324,0)
324,0
3 33,5
9,5
2,932%
For Deres lejem~1 udg0r stigningen 2,932%

Arlig leje pm 01.012001
Senest. varsiet leje
Stigning 2,932 % af lejen ki. 5.967.230,00
Ny ~irIig leje fra 01.01.2001

svarende til km 1.535.548,77 pr. kvartal.

Lejeregulering for perioden 01.01.2001 - 01.04.2001 udg~r

..1     forbindelse med Iejereguleringen reguleres eventuel forudbetalt leje henhald ol
lcjekontrakten.
kr.     5.967.230,00
-     174.965,08 km   6.142.195,08
kr.     43,741,27

ag/diet depositum

Deres depasituni skal svare til 6,0 m!jnedeis laje. Regulering ~ depasitum opkr~eveS
p/i f0lgende in~de:
     km     87.482,54
01,04.2001 med

Den nye leje tilhge med regulering af depositum og eventLiel forudhetalt leje opkr~ves ferste gang pr. 01.04.2001.

Samtlige beleb er exci. moms.



Meilern

F~llesforeningen for Daxunarl.cs Bn~gsforeninger v/FDa Ejendomme
Roskildevej 65
2620 Albertslund

sorn 'udlejer og

Mernery Card Technology A/S
S0nderh~j 22
8260 Viby J

sam lejer or der d.d. indg&et f0lgende

ALLONGE rir. 2

hi den iridgAede lojokantraikt afhenholdsvis den 2. december 1998 og 25.
november
1998 med tilh0rende allonge nr. I afhexiholdsvis den 23. november 1999 og 13. september 1999 vedr~rende erhvervslejern~let, beliggende S~nderh0j 22, 8260 Viby J.


Aptering af 2. sal

Den mellem parterne aftalte aptering af 2. sal udf~res i honholdtil vedlagte dokumentfortegnelse mod tiih~rende bilag af den 16. december 1999, udgave ni. 02, udarbejdet afSahls Tegnestue A/S. Apteringen er tilendebragt senest den 1. april 2000.


Section 5. Lejeydelsens st0rrelse og betaling mv..

Det er inellem parterne aftalt, at ovenn~vnte modfzrer en ~.rlig lejeforh~je1se p~ ki.
220.000,00 med ti1l~g af moms. Lejeforh~jelsen den 1, april 2000.

Den ~r1ige leje udg~r hereftor pr. den 1. april 2000 kt. 5.467230,00 med tilkeg af mains.


Section 7. Depositurn

Soin f0lgo af avenn~vnte forh0jes deposinim pr. den 1. april 2000 med icr. 110000,00 med ti11~g af moms. Depositum farh~jes pr. den 1. april 2000.

Dot sarniede depositum udg0r herefter pr. don 1. april 2000 kr, 2.733.615,00 med ti11~g af moms.



Ad. Section 22. Andre bestemmelser

I ~vrigt ratihaberes sai-ntlige punkter og besternrnelser i lejekontrakten.

Albertslund, de~ /~, 2000

sorn udlej or:
f7F~I !e.s forening for Dai~marks Brugsforoninger

Birker0d, den ~ /~ 2000

soin lejer:
f/Memory




Til orientering vii kopi af dette brev blive frernseridt liii Gori-issen, Federspiel,
Kierkegarrd -Advakatfirna.

Har De sp~rgsm~iI til ovenmevni~e rcguier~ng, er Dc ve~kon~rnen til at kontakte undertegnede.



Med venhg hilseri

DATEA
Kunde     1 s tion

5 n,,vemb~r 1998